Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of CEMTREX, INC. (the "Company") for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Vice President of Finance and the principal accounting and financial officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of CEMTREX, INC.

Date: August 14, 2008	/s/ Renato Dela Rama
Renato Dela Rama
Vice President of Finance, and
Principal Financial Officer